UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2005

AMERICAN PHARMACEUTICAL PARTNERS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-33407	68-0389419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 East Woodfield Road, Suite 300 East; Schaumburg, IL	60173-5837
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 969-2700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL AGREEMENT.

On November 27, 2005, American Pharmaceutical Partners, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American BioScience, Inc., a California corporation (“ABI”) and, with respect to specified matters, Dr. Patrick Soon-Shiong and certain other ABI shareholders. Under the terms of the Merger Agreement, ABI will merge with and into the Company (the “Merger”). In the Merger, the Company will issue to the ABI shareholders 86,096,523 shares of Company common stock in addition to the 47,984,160 shares of Company common stock currently owned by ABI. Those shares will represent approximately 83.5% of the Company’s outstanding common stock on a fully diluted basis. Pursuant to the Merger Agreement, the certificate of incorporation of the Company will be amended to change the name of the Company to “Abraxis Bioscience, Inc.” and increase to 350,000,000 the number of shares of common stock the Company has authority to issue. The requisite Company stockholder approval of the Merger has been obtained pursuant to execution of stockholder consents by ABI, Dr. Soon-Shiong and his affiliated entities. Dr. Soon-Shiong and his affiliated entities have agreed to deliver the requisite ABI shareholder approval within two business days after the Company’s information statement about the Merger is mailed to the Company stockholders. The Merger is expected to close shortly after the mailing of the information statement to the Company’s stockholders. The Company currently intends to file the information statement with the Securities and Exchange Commission in the first quarter of 2006. The completion of the Merger is also subject to other customary closing conditions.

In connection with the execution of the Merger Agreement, the parties agreed to execute and deliver a Corporate Governance and Voting Agreement (the “Governance Agreement”), an Escrow Agreement (the “Escrow Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) immediately prior to consummation of the Merger. The Governance Agreement sets forth certain agreements with Dr. Soon-Shiong and his affiliated entities regarding governance and voting matters relating to the Company after consummation of the Merger. Pursuant to the Merger Agreement, at the effective time of the Merger, 8,609,652 shares of Company common stock, representing ten percent of the additional shares of Company common stock to be issued to the ABI shareholders, will be deposited in escrow by the Company, on behalf of the former ABI shareholders, for the purpose of providing a fund to the Company for certain losses arising by reason of any inaccuracy of representations and warranties made by ABI, or the failure of ABI to comply with certain interim covenants, contained in the Merger Agreement. The Escrow Agreement sets forth the mechanism for disbursement of the escrow funds and resolution of potential claim disputes. The Registration Rights Agreement sets forth certain registration obligations of the Company with respect to the Company Common Stock to be received by the former ABI shareholders in connection with the Merger.

The foregoing descriptions of the Merger, the Merger Agreement, the Governance Agreement, the Escrow Agreement and the Registration Rights Agreement are qualified in their entirety by the Merger Agreement, and the forms of Governance Agreement, Registration Rights Agreement and Escrow Agreement, copies of which are filed herewith as Exhibits 2.1, 4.1, 4.2 and 10.1, respectively, and are incorporated herein by reference.

On November 28, 2005, the Company issued a press release announcing the Merger. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The disclosure about Alan L. Heller’s severance arrangement described in Item 1.02 below is incorporated herein by reference.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As disclosed in Item 5.02 below, effective November 26, 2005, Alan L. Heller resigned from all offices and directorships he held with the Company and any of its subsidiaries. In substantially accordance with the terms of Mr. Heller’s employment agreement, which was previously filed as Exhibit 10.21 to the Company’s Form 10-K for the period ended December 31, 2004, the Company agreed to provide the specified severance benefits to Mr. Heller, except that the Company agreed to make a lump sum payment of the severance payments to Mr. Heller in six (6) months rather than during a two year period as set forth in his employment agreement. The severance arrangement becomes irrevocable 7 days following November 26, 2005.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

As disclosed in Item 1.01 above, in connection with the Merger, the Company will issue 86,096,523 additional shares of its common stock to the ABI shareholders, in addition to the 47,984,160 shares of the Company’s common stock currently held by ABI. The Company anticipates that these additional shares of common stock will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), as set forth in Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder.

The disclosures set forth in Item 1.01 relating to the Merger are herein incorporated by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective as of November 26, 2005, Alan L. Heller has resigned as the Company’s President and Chief Executive Officer and resigned from the Company’s board of directors. Patrick Soon-Shiong, in addition to continuing as the Executive Chairman of the Company, has been appointed Chief Executive Officer of the Company. Additional information about Dr. Soon-Shiong is disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission in connection with the Company’s 2005 annual stockholders meeting.

The terms of Mr. Heller’s severance arrangement are disclosed in Items 1.01 and 1.02 above and incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On November 28, 2005, the Company held a conference call at which the Company discussed the Merger with ABI. A copy of the slides that were presented during the conference call is attached hereto as Exhibit 99.2 and a copy of the transcript is attached hereto as Exhibit 99.3. The disclosures under this Item 7.01 and Exhibits 99.2 and 99.3 under Item 9.01 below are being furnished, but not filed with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 27, 2005, by and among American Pharmaceutical Partners, Inc. (“APP”), American BioScience, Inc. (“ABI”) and, with respect to specified matters, Patrick Soon-Shiong and certain other ABI shareholders.

4.1	Form of Corporate Governance and Voting Agreement, to be entered into by and among APP, Patrick Soon-Shiong and certain other ABI shareholders set forth therein.

4.2	Form of Registration Rights Agreement, to be entered into by and among APP, Patrick Soon-Shiong and certain other ABI shareholders set forth therein.

10.1	Form of Escrow Agreement, to be entered into by and among APP, Patrick Soon-Shiong, as Shareholders’ Representative and the Escrow Agent.

99.1	Joint Press Release issued by APP and ABI, dated November 28, 2005.

99.2	Copies of the slides that were presented at the conference call held on November 28, 2005.

99.3	Transcript from conference call held on November 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PHARMACEUTICAL PARTNERS, INC.

Date: November 28, 2005	By:	/s/ NICOLE WILLIAMS
Nicole Williams
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 27, 2005, by and among American Pharmaceutical Partners, Inc. (“APP”), American BioScience, Inc. (“ABI”) and, with respect to specified matters, Patrick Soon-Shiong and certain other ABI shareholders.

4.1	Form of Corporate Governance and Voting Agreement, to be entered into by and among APP, Patrick Soon-Shiong and certain other ABI shareholders set forth therein.

4.2	Form of Registration Rights Agreement, to be entered into by and among APP, Patrick Soon-Shiong and certain other ABI shareholders set forth therein.

10.1	Form of Escrow Agreement, to be entered into by and among APP, Patrick Soon-Shiong, as Shareholders’ Representative and the Escrow Agent.

99.1	Joint Press Release issued by APP and ABI, dated November 28, 2005.

99.2	Copies of the slides that were presented at the conference call held on November 28, 2005.

99.3	Transcript from conference call held on November 28, 2005.